SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 4, 2004
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                          Asbury Automotive Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


          5511                                          01-0609375
--------------------------                -------------------------------------
(Commission File Number)                    (IRS Employer Identification No.)

          622 Third Avenue, 37th Floor                              10017
  ----------------------------------------------             ------------------
    (Address of principal executive offices)                     (Zip Code)

                                 (212) 885-2500
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

Exhibit No.       Description

99.1              Press Release dated June 4, 2004.


Item 9.  Regulation FD Disclosure

The registrant issued a press release on June 4, 2004, announcing that Thomas G. McCollum has been named the new President and CEO of its Texas platform, which press release is attached hereto as Exhibit 99.1.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ASBURY AUTOMOTIVE GROUP, INC.



Date:  June 4, 2004                       By:  /s/ Kenneth B. Gilman
                                               --------------------------------
                                          Name:  Kenneth B. Gilman
                                          Title:  President and Chief
                                                  Executive Officer



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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release dated June 4, 2004